UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

CECO ENVIRONMENTAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 Spectrum Drive, East Tower, Suite 800E Addison, Texas 75001
(Address of principal executive offices, including zip code)

(214) 357-6181

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 1, 2026, CECO Environmental Corp. (“CECO” or the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Report”) reporting, among other events, the completion of its previously announced acquisition of Thermon Group Holdings, Inc. (“Thermon”) pursuant to the Agreement and Plan of Merger, dated as of February 23, 2026, by and among the Company, Thermon, and the other parties thereto.

This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to provide the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K, which was not included in the Original Report in reliance on Item 9.01(b). The audited consolidated financial statements of Thermon required by Item 9.01(a) of Form 8-K were previously filed with the Original Report and are incorporated by reference herein. Except as set forth in this Amendment, no other changes are being made to the Original Report. This Amendment should be read in conjunction with the Original Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Thermon Group Holdings, Inc. as of March 31, 2026 and March 31, 2025, the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the two fiscal years in the period ended March 31, 2026, and the related notes thereto, are incorporated herein by reference as set forth in the Original Report.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of CECO and Thermon as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of CECO and Thermon for the three months ended March 31, 2026, and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of KPMG LLP, independent registered public accounting firm for Thermon Group Holdings, Inc.
99.1	Unaudited pro forma condensed combined balance sheet of CECO and Thermon as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of CECO and Thermon for the three months ended March 31, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO Environmental Corp.

Date: July 31, 2026	By:	/s/ Kiril Kovachev
Kiril Kovachev
Chief Accounting Officer